UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 8, 2002
                                                --------------------------------



GS Mortgage Securities Corp. (as depositor under the Trust Agreement, dated as of October 1, 2002, relating to the GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF)
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             (Exact name of registrant as specified in its charter)



        Delaware                      333-89556-09                13-6357101
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                   -----------------------------



                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Item 5 of the Registrant's 8-K, filed on November 8, 2002 is hereby amended and restated in its entirety. Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF. On October 21, 2002, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2002 (the "Pooling and Servicing Agreement"), between the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF (the "Certificates"), issued in eight classes. The Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of October 1, 2002 of $473,359,280 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 15, 2002, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)   Exhibits

                 Exhibit 4 Trust Agreement dated as of October 1, 2002, between GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2003                    GS MORTGAGE SECURITIES CORP.




                                          By:  /s/ Marvin Kabatznick
                                               ---------------------------------
                                               Name: Marvin Kabatznick
                                               Title:   Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

4                               Trust Agreement dated as of October 1,     6
                                2002 between GS Mortgage Securities
                                Corp., as depositor, and Deutsche Bank
                                National Trust Company, as trustee.